UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2013
(December 19, 2013)

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
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               (Commission File Number)    (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Shareholders held on December 18, 2013 (the “2013 Annual Meeting”), the stockholders of PLX Technology, Inc. (“PLX”), voted on the following matters, which are described in detail in PLX’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 12, 2013:

(a)
to elect eight persons to serve as members of the PLX Board of Directors (the “Board”), each to serve until the 2014 annual meeting of stockholders or until their successors are duly elected and qualified;

(b)	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and

(c)	to conduct an advisory vote to approve named executive officer compensation for 2012.

The above proposals are described in detail in the Company’s Proxy Statement dated November 12, 2013.

At the 2013 Annual Meeting, the holders of 35,906,612 common shares of PLX (or approximately 78.5% of the issued and outstanding shares) were represented in person or by proxy, constituting a quorum.

The PLX Board had nominated D. James Guzy, John H. Hart, Thomas Riordan, Michael J. Salameh, Ralph H. Schmitt, Robert H. Smith, Patrick Verderico and David K. Raun for election as directors.  As previously disclosed, Potomac Capital Partners II, L.P. (“Potomac Capital”), had nominated Martin Colombatto, Stephen Domenik and Eric Singer.

On December 19, 2013, the independent inspector of elections for the 2013 Annual Meeting, IVS Associates, Inc., delivered its certified results, which reported that shareholders had voted to (i) elect the three new independent directors nominated by Potomac, Martin Colombatto, Stephen Domenik and Eric Singer and re-elected five existing directors, John Hart, David Raun, Michael Salameh, Ralph Schmitt and Patrick Verderico; (ii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and (iii) approve (on an the advisory basis),  the named executive officer compensation for 2013.

Voting results are as follows:

(a)	Election of Directors:

Board of Directors Nominees	Votes For	Withheld
D. James Guzy	11,017,222	170,847
John H. Hart	35,689,156	217,456
Thomas Riordan	11,018,344	169,725
Michael J. Salameh	35,075,991	830,621
Ralph H. Schmitt	35,646,975	259,637
Robert H. Smith	11,018,344	169,725
Patrick Verderico	35,688,656	217,956
David K. Raun	35,678,197	228,415

Potomac's Nominees	Votes For	Withheld
Martin Colombatto	24,648,057	70,486
Stephen Domenik	24,670,737	47,806
Eric Singer	24,647,957	70,586

(b)	Ratification of appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain
33,831,734	210,341	1,864,537

(c)	Approval, in a non-binding advisory vote, of named executive compensation for 2012.

For	Against	Abstain
18,621,396	677,154	16,608,062

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:    /s/ ARTHUR WHIPPLE
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        Arthur Whipple
        Chief Financial Officer

Dated:  December 20, 2013